UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 26, 2004

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)


            BERMUDA                       001-31468            NOT APPLICABLE

(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)                             Identification  No.)


                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)


       Registrant's telephone number, including area code: (441) 296-5550


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ITEM 5. OTHER EVENTS.

         On May 26, 2004, Montpelier Re Holdings Ltd. issued a press release announcing that the Company's Board of Directors had approved the repurchase of up to $150 million of its common shares. The Company expects such repurchases to be effected from time to time, depending on market conditions, through open market or privately negotiated transactions or otherwise during a period of up to 24 months.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C) EXHIBITS.

         The following exhibit is filed as part of this report:

         99.1. Press Release of the Registrant, dated May 26, 2004.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Montpelier Re Holdings Ltd.
                                      ---------------------------
                                             (Registrant)



 May 26, 2004                     By:/s/  Neil McConachie
--------------                    ----------------------------------------------
    Date                          Name: Neil McConachie
                                  Title:  Chief Accounting Officer and Treasurer
                                  (chief accounting officer)
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INDEX TO EXHIBITS


EXHIBIT NO.       DESCRIPTION
--------------------------------------
99.1              Press Release of the Registrant dated as of May 26, 2004.